1 Disclosure Statement Statements made during the course of this presentation that are not historical facts are “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words such as “anticipate,” “project,” “will”, “expect,” “plan,” “goal,” “forecast,” “strategy,” “intend,” “should,” “would,” “could,” “believe,” “may,” and similar expressions and statements regarding our plans and objectives for future operations are intended to identify forward- looking statements. Forward-looking statements are inherently uncertain and necessarily involve risks that may affect the business prospects and performance of Holly Energy Partners, L.P. (“HEP”) and/or HF Sinclair Corporation (“HF Sinclair”), and they are not guarantees of future performance. These forward-looking statements are based on our beliefs and assumptions and those of our general partner using currently available information and expectations as of the date on which such statements were made, but that involve certain risks and uncertainties and may prove inaccurate. Therefore, actual outcomes and results could materially differ from what is expressed, implied or forecast in these statements. Any differences could be caused by a number of factors including, but not limited to: risks and uncertainties with respect to the actual quantities of petroleum products and crude oil shipped on our pipelines and/or terminalled, stored or throughput in our terminals and refinery processing units; the economic viability of HF Sinclair, our other customers and our joint ventures’ other customers, including any refusal or inability of our or our joint ventures’ customers or counterparties to perform their obligations under their contracts; the demand for refined petroleum products in markets we serve; our ability to purchase and integrate future acquired operations; our ability to complete previously announced or contemplated acquisitions; HEP’s and HF Sinclair’s ability to successfully integrate the operations of the businesses acquired from The Sinclair Companies (“Sinclair”) with our existing operations and fully realize the expected synergies of the Sinclair transactions or on the expected timeline; risks relating to the value of HF Sinclair common stock and the value of HEP’s limited partner common units issued at the closing of the Sinclair transactions from sales by the Sinclair holders following the closing of the Sinclair transactions; the demand for and supply of crude oil and refined products, including uncertainty regarding the effects of the continuing COVID-19 pandemic on future demand and increasing societal expectations that companies address climate change; disruption the Sinclair transactions may cause to customers, vendors, business partners and HEP’s, and HF Sinclair’s ongoing business; the availability and cost of additional debt and equity financing; the possibility of temporary or permanent reductions in production or shutdowns at refineries utilizing our pipelines, terminal facilities and refinery processing units, due to reasons such as infection in the workforce, in response to reductions in demand or lower gross margins due to the economic impact of the COVID-19 pandemic, and any potential asset impairments resulting from such actions; the effects of current and future government regulations and policies, including the effects of current and future restrictions on various commercial and economic activities in response to the COVID-19 pandemic; delay by government authorities in issuing permits necessary for our business or our capital projects; our and our joint venture partners’ ability to complete and maintain operational efficiency in carrying out routine operations and capital construction projects; our operational efficiency in carrying out routine operations and capital construction projects; the possibility of terrorist or cyberattacks and the consequences of any such attacks; uncertainty regarding the effects and duration of global hostilities and any associated military campaigns which may disrupt crude oil supplies and markets for our refined products and create instability in the financial markets that could restrict our ability to raise capital; general economic conditions; the impact of recent or proposed changes in the tax laws and regulations that affect master limited partnerships; and other financial, operational and legal risks and uncertainties detailed from time to time in the filings of HEP, HF Sinclair and HollyFrontier Corporation filed with the SEC. All forward-looking statements included in this presentation are expressly qualified in their entirety by the foregoing cautionary statements. The forward-looking statements speak only as of the date made and, other than as required by law, HEP, HF Sinclair and HollyFrontier undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

2 Holly Energy Partners (HEP) Company Profile STABLE EARNINGS FINANCIAL TARGETS & GUIDANCE BALANCE SHEET HIGHLIGHTS  Revenues are nearly 100% fee-based with de minimis commodity risk  Customer base consisting of refining companies (contracts not with E&Ps)  Minimum Volume Commitments (MVCs) comprise approximately 76% of total revenue1  Substantially all MVC revenues tied to PPI or FERC COMPANY OVERVIEW (NYSE: HEP)  Maintain Balance Sheet flexibility  Operate within free cash flow while reducing leverage  HEP Corporate Credit Ratings: S&P BB+, Moody’s Ba2, Fitch BB+  No maturities until 2025  A system of petroleum product and crude pipelines, storage tanks, distribution terminals, loading racks and processing units located at or near HF Sinclair Corporation’s refining assets in high growth markets  Assets strategically located in core growth areas in the Mid-Continent, Southwest and Northwest regions of the United States  47% owned by refining parent HF Sinclair Corporation (NYSE:DINO)  Target distribution coverage of at least 1.3x  Target leverage: 3.0-3.5x  Self-funding model to cover all capital expenditures and distributions with cash flow from operations  Maintain distribution of $1.40 (annualized) per unit for 2022  Expect Pro Forma Further Adjusted EBITDA to be $400 - $450 million2 1. As of December 31 2021, per HEP’s Form 10-K for the year ended December 31, 2021. 2. See Appendix for Further Adjusted EBITDA reconciliation.

3 HEP Assets Holly Energy Partners owns and operates substantially all of the refined product pipeline and terminalling assets that support HF Sinclair’s refining and marketing operations in the Mid- Continent, Southwest and Northwest regions of the United States  Approximately 4,400 miles of crude oil and petroleum product pipelines  Approximately 18.5 million barrels of refined product and crude oil storage with 19 terminals and 7 loading rack facilities in 13 western and mid-continent states  Refinery processing units in Woods Cross, UT and El Dorado, KS  50% joint venture interest in Cheyenne Pipeline LLC – the owner of an 87-mile crude oil pipeline from Fort Laramie, Wyoming to Cheyenne, Wyoming.  50% joint venture interest in Osage Pipe Line Company, LLC – the owner of a 135-mile crude oil pipeline from Cushing, Oklahoma to El Dorado, Kansas  50% joint venture interest in Cushing Connect Pipeline & Terminal LLC – the owner of a 50- mile, 160,000 barrel per day crude oil pipeline from Cushing, Oklahoma to Tulsa, Oklahoma and 1.5 million barrels of crude oil storage in Cushing, Oklahoma  49.995% joint venture interest in Pioneer Investments Corp. – the owner of a 310-mile, 65,000 barrel per day refined product pipeline from Sinclair, Wyoming to the North Salt Lake Terminal with 655,000 barrels of refined product storage capacity  25.06% joint venture interest in Saddle Butte Pipeline III, LLC – the owner of a 220 mile, 60,000 barrel per day crude oil pipeline from the Powder River Basin in Wyoming to Casper, Wyoming and 160,000 barrels of crude oil storage at the Highland Flats Terminal in Wyoming

4 HEP Ownership Structure 99.999% interest 66,810,171 HEP units1,2 53% LP interest1 $1,114mm Value3 59,630,030 HEP units1 47% LP interest1 $988mm Value3 HF SINCLAIR CORPORATION (HF Sinclair) GENERAL PARTNER (GP) HOLLY LOGISTIC SERVICES L.L.C. HOLLY ENERGY PARTNERS, L.P. (HEP) PUBLIC Non-economic GP Interest 1) As of December 31, 2021 for legacy HFC unitholders 2) Public ownership Includes 21 million units issued to The Sinclair Companies as consideration for the Sinclair assets acquired by HEP 3) Based on HEP unit closing price on March 11, 2022 4) HEP is the revolver borrower 5) HEF and HEP are joint issuers of the notes HOLLY ENERGY FINANCE CORP. (HEF) 100% interest Total Revolver: $1,200mm4 Notes Issued: $500mm5 Corporate Ratings: Ba2/BB+/BB+ Expected Issue Ratings: Ba3/BB+/BB+ Pro Forma Leverage: 4.0x Corporate Ratings: Baa3/BBB- /BBB-

5 HEP Avenues for Growth ORGANIC EXTERNAL TRANSACTIONS DROPDOWNS FROM HF SINCLAIR  Leverage HEP’s existing footprint to capitalize on commercial opportunities  Contractual PPI/FERC escalators  Replace incumbent HF Sinclair service providers with HEP Example: Frontier Pipeline Expansion  Pursue logistics assets in HEP’s current geographic region  Replace incumbent HF Sinclair service providers with HEP  Leverage HF Sinclair refining and commercial footprint  Participate in expected MLP sector consolidation Example: Cushing Connect JV  Partnering with HF Sinclair to build and/or acquire new assets/businesses  Target high tax basis assets with durable cash flow characteristics that also add to HF Sinclair EBITDA Example: El Dorado Processing Unit

6 Sinclair Acquisition Highlights Expansive Network of Crude and Products Assets in Key Demand Centers Pipelines  1,200 miles of pipelines  Regional crude gathering system for Sinclair’s refineries and 3rd parties  Refined product outlets for Sinclair’s refineries Terminals  8 product terminals and 2 crude terminals with 4.5 million barrels of operated storage  Product distribution and crude gathering for Sinclair and 3rd parties Joint Ventures  Saddle Butte Pipeline (25.06% Sinclair non-operated interest)  Pioneer Pipeline (49.995% Sinclair non-operated interest)  UNEV Pipeline (25% Sinclair non-operated interest) Combined Company  Expected pro forma Further Adjusted EBITDA $400- $450 million1  70-75% of revenues tied to long-term MVCs  Enhanced scale and earnings power  Combined ~4,400 miles of pipeline and 19 terminals  Increased ownership in UNEV pipeline, interests in other strategic joint ventures  Integrated system with expansive logistics network connecting key Rockies crude and product regions expected to enhance flexibility 1. See Appendix for Further Adjusted EBITDA reconciliation.

HEP Pro Forma Earnings Profile[1]



Incremental Earnings Uplift

- Expected $70-80 million of adjusted EBITDA uplift from Sinclair's midstream assets
  - Amount differs from historical results, reflecting new minimum volume commitments to be entered into between HEP and HF Sinclair, expected growth in JV earnings, and the exclusion of transaction-related expenses
- Consistent with HEP's current business model, 70-75% of expected revenues from Sinclair midstream assets to be supported by long-term minimum volume commitments with HF Sinclair



~25% increase
$359
$346
$339
$339
$75
2019A
2020A
2021A
2021 Pro Forma
HEP Adjusted EBITDA
Incremental Sinclair Further Adjusted EBITDA

HEP 2021A Adjusted EBITDA:
$339 million

+

Incremental Sinclair Further Adjusted EBITDA:
~$70 - $80 million

=

HEP Pro Forma Further Adjusted EBITDA:
$400-$450 million

1. *See Appendix for Adjusted EBITDA and Further Adjusted EBITDA reconciliations.*

7

HF Sinclair

8 HEP Capital Allocation Strategy1 Near-term  Continue to reduce leverage  Pay sustainable quarterly distribution of $0.35/unit Mid to Long-term Strategy  Focus on funding all capex and distributions within operating cash flow  Reduce leverage to 3.0x-3.5x  Maintain distributable cash flow coverage of at least 1.3x Visible Deleveraging Pathway Increase unitholder returns Sustainable Free Cash Flow Transaction Delivers: 1. Based on management’s current estimates and expectations.

APPENDIX RATEGY

Sinclair Transaction Overview Creating a More Diverse, Downward Integrated Business with Scale 10 HollyFrontier Transaction Structure & Purchase Price  All-stock transaction, with a transaction value of ~$2.1 billion based on HFC closing stock price on March 11, 2022  Includes the creation of a new public holding company: HF Sinclair Corporation (“HF Sinclair”)  Legacy HFC shareholders own 73% equity of HF Sinclair (~163.0mm shares)  Sinclair owners received 27% of HF Sinclair equity (~60.2mm shares)  Closed March 14, 2022, simultaneously with the HEP transaction Leadership & Operations  HollyFrontier senior management to lead combined company  HQ in Dallas, TX, combined business offices in Salt Lake City, UT Governance  Appointed 2 Sinclair directors to HF Sinclair Board on March 15, 2022  Customary lock up, voting and standstill restrictions and registration rights for Sinclair’s owners’ equity Holly Energy Partners Transaction Structure & Purchase Price  Sinclair contributed all of the equity of Sinclair Transportation Company, which owns logistics assets, to HEP in exchange for cash and HEP common units, representing a transaction value of approximately $670 million based on the closing price of HEP units on March 11, 2022  HEP funded the transaction with an equity issuance of 21 million common units and $321 million of cash, inclusive of working capital adjustments  Closed March 14, 2022, simultaneously with the HollyFrontier transaction Leadership & Operations  HEP to continue operating as Holly Energy Partners, L.P. under existing senior management Governance  Appointed 1 Sinclair director to HEP Board on March 15, 2022  Customary lock up, voting and standstill restrictions and registration rights for Sinclair’s owners’ equity

HEP Adjusted EBITDA Reconciliation 11 Holly Energy Partners HEP HEP PF Sinclair 12/31/2021 12/31/2021 Net income attributable to the partners 214,946$ 218,727$ + Interest expense 53,818 76,055 - Interest income (29,925) (29,925) + State income tax expense 32 32 + Depreciation and amortization 93,800 109,961 EBITDA 332,671$ 374,850$ - Gain on sales-type leases (24,677) (24,677) - Gain on significant asset sales (5,263) (5,263) + Goodwill impairment 11,034 11,034 + Tariffs not included in revenues 31,863 31,863 - Lease payments not included in operating costs (6,425) (6,425) Adjusted EBITDA 339,203$ 381,382$ Expected Sinclair EBITDA uplift (1) 34,756 Further Adjusted EBITDA 416,138$ 1) Expected Sinclair EBITDA uplift reflects (1) the expected pricing uplift from new minimum volume commitments (“MVCs”) to be entered into between HEP and HF Sinclair for the acquired Sinclair logistics assets, (2) expected growth in equity in earnings from joint ventures associated capital investments and (3) the exclusion of non-recurring transaction-related expenses. The uplift was determined by applying market MVC contract rates to anticipated revenue from the new MVCs on the acquired Sinclair logistics assets. Consistent with HEP’s current business model, it is estimated that 70% to 75% of expected revenues from Sinclair logistics assets will be supported by long-term MVCs. We may not fully realize such pricing uplift within the anticipated timeframe, or may not do so at all. Accordingly, you should not view our presentation of this adjustment as a projection that we will achieve this pricing uplift. Our ability to realize this anticipated pricing uplift is subject to significant uncertainties and you should not place undue reliance on this or any other adjustment in evaluating our anticipated results.

Definitions 12 BPD: the number of barrels per calendar day of crude oil or petroleum products. Blenders Tax Credit (BTC): Federal tax credit where qualified biodiesel blenders are eligible for an income tax credit of $1.00 per gallon of biodiesel or renewable diesel that is blended with petroleum diesel. Biodiesel (FAME): a fuel derived from vegetable oils or animal fats that meet the requirements of ASTM D 6751. Biodiesel is made through a chemical process called transesterification where glycerin is separated from the fat or vegetable oil leaving behind methyl esters (biodiesel) and byproduct glycerin. In the presentation I also refer to this as traditional biodiesel. California’s Low Carbon Fuel Standard (LCFS): California program that mandates the reduction in the carbon intensity of transportation fuels by 20% by 2030 Carbon Intensity (CI): the amount of carbon emitted per unit of energy consumed, under LCFS it is a “well-to-wheels” analysis of greenhouse gas emissions in transportation fuel, meaning emissions are quantified from feedstock cultivation through combustion. California Air Resources Board (CARB): California’s clean air agency that administers the LCFS program. California Reformulated Gasoline Blend stock for Oxygenate Blending (CARBOB): a petroleum-derived liquid which is intended to be, or is represented as, a product that will constitute California gasoline upon the addition of a specified type and percentage (or range of percentages) of oxygenate to the product after the product has been supplied from the production or import facility at which it was produced or imported. CAGR: the compound annual growth rate is calculated by dividing the ending value by the beginning value, raise the result to the power of one divided by the period length, and subtract one from the subsequent result. CAGR is the mean annual growth rate of an investment over a specified period of time longer than one year. Debt-To-Capital: A measurement of a company's financial leverage, calculated as the company's long term debt divided by its total capital. Debt includes all long-term obligations. Total capital includes the company's debt and shareholders' equity. Distributable Cash Flow: Distributable cash flow (DCF) is not a calculation based upon GAAP. However, the amounts included in the calculation are derived from amounts separately presented in HEP’s consolidated financial statements, with the general exception of maintenance capital expenditures. Distributable cash flow should not be considered in isolation or as an alternative to net income or operating income as an indication of HEP’s operating performance or as an alternative to operating cash flow as a measure of liquidity. Distributable cash flow is not necessarily comparable to similarly titled measures of other companies. Distributable cash flow is presented here because it is a widely accepted financial indicator used by investors to compare partnership performance. It is also used by HEP management for internal analysis and HEP’s performance units. We believe that this measure provides investors an enhanced perspective of the operating performance of HEP’s assets and the cash HEP is generating. HEP’s historical net income for prior years and fiscal quarters is reconciled to distributable cash flow in a footnote to the “Income, Distributable Cash Flow and Volumes” table in “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations in HEP’s 10-Ks and 10-Qs or in a footnote to the “Income, Distributable Cash Flow and Volumes” table in HEP’s quarterly earnings releases furnished on Form 8-K, each of which are available at www.hollyenergy.com. EBITDA: Earnings before interest, taxes, depreciation and amortization, which we refer to as EBITDA, is calculated as net income plus (i) interest expense net of interest income, (ii) income tax provision, and (iii) depreciation and amortization. EBITDA is not a calculation provided for under GAAP; however, the amounts included in the EBITDA calculation are derived from amounts included in our consolidated financial statements. EBITDA should not be considered as an alternative to net income or operating income as an indication of our operating performance or as an alternative to operating cash flow as a measure of liquidity. EBITDA is not necessarily comparable to similarly titled measures of other companies. EBITDA is presented here because it is a widely used financial indicator used by investors and analysts to measure performance. EBITDA is also used by our management for internal analysis and as a basis for financial covenants. Our historical EBITDA is reconciled to net income under the section entitled “Reconciliation to Amounts Reported Under Generally Accepted Accounting Principles” in HollyFrontier’s 2021 10-K filed February 23, 2022, HollyFrontier’s quarterly earnings releases furnished on Form 8-K for the fourth quarter of 2021 and HF Sinclair’s future quarterly earnings releases furnished on Form 8-K, all of which are or will be available on our website, www.hfsinclair.com. Adjusted EBITDA: EBITDA plus adjustments for extraordinary items, other unusual or non-recurring items, each as determined in accordance with GAAP and identified in the financial statements, such as lower of cost or market inventory valuation adjustments, gain on sale of real property, goodwill, long-lived asset impairments, inclusive of pro rata shares of HEP impairment of HEP segment, pro rata share of HEP’s gain on sales-type leases or loss on early extinguishment of debt, severance costs, restructuring charges, acquisition integration and regulatory costs, or gain on tariff settlements. Adjusted EBITDA is not a calculation based upon GAAP. However, the amounts included in the Adjusted EBITDA calculation are derived from amounts included in our consolidated financial statements. Adjusted EBITDA should not be considered as an alternative to net income or operating income, as an indication of our operating performance or as an alternative to operating cash flow as a measure of liquidity. Adjusted EBITDA is not necessarily comparable to similarly titled measures of other companies. Adjusted EBITDA is presented here because it is a widely used financial indicator used by investors and analysts to measure performance. Adjusted EBITDA is reconciled to net income under the section entitled “Reconciliations to Amounts Reported Under Generally Accepted Accounting Principles” in HollyFrontier’s quarterly earnings releases furnished on Form 8-K for the fourth quarter of 2021 and on HF Sinclair’s future quarterly earnings releases furnished on Form 8-K, each of which are or will be available on our website, www.hfsinclair.com. FURTHER ADJUSTED EBITDA: Further Adjusted EBITDA is calculated as Adjusted EBITDA plus Expected Sinclair EBITDA uplift. Further Adjusted EBITDA is not a calculation based upon GAAP. However, the amounts included in the Further Adjusted EBITDA calculation are derived from amounts included in our consolidated financial statements. Further Adjusted EBITDA should not be considered as an alternative to net income or operating income, as an indication of our operating performance or as an alternative to operating cash flow as a measure of liquidity. Further Adjusted EBITDA is not necessarily comparable to similarly titled measures of other companies. Further Adjusted EBITDA is presented here because it is a widely used financial indicator used by investors and analysts to measure performance. Earnings Per Share (EPS): earnings per share is calculated as net income (loss) attributable to stockholders divided by the average number of shares of common stock outstanding. Free Cash Flow: calculated by taking operating cash flow and subtracting capital expenditures. IDR: Incentive Distribution Rights Internal Rate of Return (IRR): a metric used in capital budgeting to estimate the profitability of potential investments. The internal rate of return is a discount rate that makes the net present value (NPV) of all cash flows from a particular project equal to zero. Includes management’s assumption Lubricant: a solvent neutral paraffinic product used in commercial heavy duty engine oils, passenger car oils and specialty products for industrial applications such as heat transfer, metalworking, rubber and other general process oil. Non GAAP measurements: we report certain financial measures that are not prescribed or authorized by U. S. generally accepted accounting principles ("GAAP"). We discuss management's reasons for reporting these non-GAAP measures below. Although management evaluates and presents these non-GAAP measures for the reasons described below, please be aware that these non-GAAP measures are not alternatives to revenue, operating income, income from continuing operations, net income, or any other comparable operating measure prescribed by GAAP. In addition, these non-GAAP financial measures may be calculated and/or presented differently than measures with the same or similar names that are reported by other companies, and as a result, the non-GAAP measures we report may not be comparable to those reported by others. Also, we have not reconciled to non-GAAP forward-looking measures or guidance to their corresponding GAAP measures because certain items that impact these measures are unavailable or cannot be reasonably predicted without unreasonable effort. Rack Backward: business segment of HF LSP that captures the value between feedstock cost and base oil market prices (transfer prices to rack forward). Rack Forward: business segment of HF LSP that captures the value between bas oil market prices and product sales revenue from customers. RBOB: Reformulated Gasoline Blendstock for Oxygen Blending Refined Bleached Deodorized Soybean Oil (RBD SBO): primary feedstock for FAME Biodiesel currently in the U.S. accounting for 50% of biodiesel production. Soybean Oil is produced by crushing Soybeans which yield 20% Oil and 80% meal. Crude Soybean Oil is then processed (refined) removing impurities, color and odor. Renewable Diesel (RD): a fuel derived from vegetable oils or animal fats that meets the requirements of ASTM 975. Renewable diesel is distinct from biodiesel. It is produced through various processes, most commonly through hydrotreating, reacting the feedstock with hydrogen under temperatures and pressure in the presence of a catalyst. Renewable Diesel is chemically identical to petroleum based diesel and therefore has no blend limit. Renewable Fuel Standard (RFS): national policy administered by EPA requiring a specified volumes of different renewable fuels (primary categories are ethanol and biodiesel) that must replace petroleum-based transportation fuel.  Renewable Identification Number (RIN): a serial number assigned to each batch of biofuel produced until that gallon is blended with gasoline or diesel resulting in the separation of the RIN to be used for compliance. RIN category (D-code) is assigned for each renewable fuel pathway determined by feedstock, production process and fuel type.  D6 RIN (Renewable Fuel) – corn based ethanol, must reduce lifecycle greenhouse gas emissions by at least 20%  D5 RIN (Advanced Biofuel) – any renewable biomass except corn ethanol that reduces lifecycle greenhouse gas emissions by at least 50%  D4 RIN (Biomass-based Diesel) – biodiesel and renewable diesel, must reduce lifecycle greenhouse gas emissions by at least 50%  Renewable Volume Obligation (RVO): the required volume in gallons of biofuel refiners are obligated to blend into the gasoline and diesel pool. EPA sets volumetric standard which are then converted to percent standards based on EIA’s projected gasoline and diesel consumption.  Equivalence Value (EV): a number used to determine how many RINs can be generated from one gallon of renewable fuel based on the energy content (Btu/gallon) and renewable content of a fuel compared to Ethanol. Ethanol EV is 1.0 RIN per gallon. Biodiesel is 1.5 RINs per gallon and Renewable Diesel is 1.7 RINs per gallon. Sour Crude: crude oil containing quantities of sulfur greater than 0.4 percent by weight, while “sweet crude oil” means crude oil containing quantities of sulfur equal to or less than 0.4 percent by weight. WCS: Western Canada Select crude oil, made up of Canadian heavy conventional and bitumen crude oils blended with sweet synthetic and condensate diluents. WTI: West Texas Intermediate, a grade of crude oil used as a common benchmark in oil pricing. WTI is a sweet crude oil and has a relatively low density. WTS: West Texas Sour, a medium sour crude oil.